EXHIBIT 10.3

FORM OF CONTINGENT VALUE INTERESTS AGREEMENT

KKR & Co. L.P.

TO

     ,

as

Trustee

CONTINGENT VALUE INTERESTS
AGREEMENT

Dated as of

i

	Partnership Common Units	7
	Partnership Request	7
	Paying Agent	7
	Person	7
	Responsible Officer	7
	Security Register	7
	Strike Price	8
	Surviving Person	8
	Trust Indenture Act	8
	Trustee	8
	Uncapped CVI Consideration	8
	Uncapped Default Amount	8
	Unit Cap	8
	vice president	8
	VWAP	8
Section 1.02	Compliance Certificates and Opinions	8
Section 1.03	Form of Documents Delivered to Trustee	9
Section 1.04	Acts of Holders	9
Section 1.05	Notices, etc., to Trustee and Partnership	10
Section 1.06	Notice to Holders; Waiver	10
Section 1.07	Conflict with Trust Indenture Act	11
Section 1.08	Effect of Headings and Table of Contents	11
Section 1.09	Successors and Assigns	11
Section 1.10	Benefits of Agreement	11
Section 1.11	Governing Law	11
Section 1.12	Legal Holidays	11
Section 1.13	Separability Clause	12
Section 1.14	Tax Treatment	12

ARTICLE TWO

CVI FORMS

Section 2.01	Forms Generally	12
Section 2.02	Form of Face of CVI	12
Section 2.03	Form of Reverse of CVI	13
Section 2.04	Form of Trustee’s Certificate of Authentication	20

ARTICLE THREE

THE CVIs

Section 3.01	Title and Terms	21
Section 3.02	Registrable Form	23
Section 3.03	Execution, Authentication, Delivery and Dating	23
Section 3.04	Temporary CVIs	24
Section 3.05	Registration, Transfer and Exchange	24

CONTINGENT VALUE INTERESTS AGREEMENT, dated as of                             , between KKR & Co. L.P., a Delaware limited partnership (hereinafter called the “Partnership”), and                        , as trustee (hereinafter called the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Partnership has duly authorized the creation of an issue of Contingent Value Interests (hereinafter called the “CVIs”), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Partnership has duly authorized the execution and delivery of this Agreement;

WHEREAS, pursuant to the Purchase and Sale Agreement dated as of July 27, 2008 (the “Purchase Agreement”), among the Partnership, KKR Private Equity Investors, L.P. (the “Seller”) and the other parties thereto, the Partnership has agreed to issue and deliver to the Seller, among other securities, one (1) CVI for each common unit representing limited partner interests of the Seller (“Seller Common Units”) issued and outstanding immediately prior to the consummation of the purchase and sale contemplated by Section 1.1 of the Purchase Agreement;

WHEREAS, pursuant to the Purchase Agreement it is contemplated that the Seller will make a distribution in kind of the CVIs and a number of Partnership Common Units to holders of Seller Common Units on a pro rata basis; and

WHEREAS, all things necessary have been done to make the CVIs, when executed by the Partnership and authenticated and delivered hereunder, the valid obligations of the Partnership and to make this Agreement a valid agreement of the Partnership, in accordance with their and its terms.

NOW, THEREFORE, for and in consideration of the premises and the consummation of the transactions referred to above, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the CVIs, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01   Definitions.

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)                                  the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(b)                                 all accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term “generally accepted accounting principles” means such accounting principles as are generally accepted in the United States of America at the time of any computation;

(c)                                  all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

(d)                                 the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally in Article Four, are defined in that Article.

“Act”, when used with respect to any Holder, has the meaning specified in Section 1.04.

“Affiliate” means a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person; provided that for purposes of this Agreement, no portfolio company of any investment fund or other investment vehicle that is from time-to-time managed, sponsored or otherwise advised by the Partnership and/or one or more of its Affiliates shall be deemed to be an Affiliate of the Partnership.

“Aggregate Unit Cap” means [6% of the sum of the number of Purchaser Common Units outstanding at Closing and the number of Purchaser Common Units then issuable upon exchange (without regard to any restrictions on exchange) by KKR Holdings L.P. or its designees to the Partnership of partner interests in the Group Partnerships ( for the avoidance of doubt, any Purchaser Common Units outstanding or issuable under an equity incentive plan shall not be considered outstanding or issuable for purposes of the foregoing calculation)] Partnership Common Units (subject to adjustment as provided herein).

“Agreement” means this instrument as originally executed and as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

“Authorized Newspaper” means The Wall Street Journal (Eastern Edition), or if The Wall Street Journal (Eastern Edition) shall cease to be published, or, if the publication or general circulation of The Wall Street Journal (Eastern Edition) shall be suspended for whatever reason, such other English language newspaper as is selected by the Partnership with general circulation in The City of New York, New York.

 “Automatic Extinguishment Event” has the meaning set forth in Section 3.01(g).

“Averaging Period” means the 90 consecutive trading day period ending on the third trading day preceding the Maturity Date.

“Board of Directors” means either the board of directors of the general partner of the Partnership or any duly authorized committee of that board; provided that for purposes of the third paragraph of Section 7.04, any such committee shall be comprised of a majority of independent directors.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the general partner of the Partnership to have been duly adopted by the

Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means any day (other than a Saturday or a Sunday) on which banking institutions in The City of New York, New York, in the Cayman Islands or in the State of the principal office of the Trustee are not authorized or obligated by law or executive order to close.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Agreement such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Common Unit Value” means (A) if the Partnership Common Units are listed or admitted to trading on any securities exchange, the sum of the daily VWAPs of one Partnership Common Unit on the New York Stock Exchange (or if the Partnership Common Units are not then listed on the New York Stock Exchange, such other exchange on which the Partnership Common Units are then listed) for each of the 90 consecutive trading days during the Averaging Period, divided by 90, (B) if the Partnership Common Units are not then listed or admitted to trading on any securities exchange, the sum of the daily last reported sale prices (or if no sale takes place on any particular day, the average of the closing bid and asked prices on such day) as reported by a reputable quotation source designated by the Partnership for each of the 90 trading days during the Averaging Period, divided by 90 and (C) if the Partnership Common Units are not then listed or admitted to trading on any securities exchange and no such reported sale price or bid and asked prices are available, the average of the high bid and low asked prices on the last day on which such information was available, as reported in the Authorized Newspaper; provided that if during the Averaging Period the Ex-Date with respect to any dividend or other distribution (other than the payment of a dividend or other distribution by the Partnership to its unitholders in Partnership Common Units) shall have occurred in respect of a Partnership Common Unit, for purposes of calculating the Common Unit Value, the daily VWAP, the last reported sale price or the average of the closing bid and asked prices, as applicable, for any trading day in the Averaging Period preceding the Ex-Date in respect of such dividend or other distribution shall be reduced by the amount of such dividend or other distribution.

 “Control” (including the terms “controlled”, “controlled by” and “under common control with”) means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock or as trustee or executor, by contract or otherwise.

“Corporate Trust Office” means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Agreement is located at                        .

“CVI Certificate” means a certificate representing any of the CVIs.

“CVI Consideration” means, an amount equal to the difference between (A) the Strike Price and (B) the greater of (I) the Floor Price and (II) the Common Unit Value (such difference, the “Uncapped CVI Consideration”); provided (x) if the Common Unit Value equals or exceeds the Strike Price, the CVI Consideration shall be $0 and (y) if the Uncapped CVI Consideration equals or exceeds the CVI Consideration Cap, the CVI Consideration shall be equal to the CVI Consideration Cap.

“CVI Consideration Cap” means the product of the Unit Cap and the Common Unit Value.

“Default Amount” means, an amount equal to the difference between (A) the Strike Price and (B) the greater of (I) the Floor Price and (II) the Default VWAP Price (such difference, the “Uncapped Default Amount”); provided (x) if the Default VWAP Price equals or exceeds the Strike Price, the Default Amount shall be $0 and (y) if the Uncapped Default Amount equals or exceeds the Default Amount Cap, the Default Amount shall mean the Default Amount Cap.

“Default Amount Cap” means the product of the Unit Cap and the Default VWAP Price.

“Default Interest Rate” means 8% per annum.

“Default Payment Date” means the date upon which the CVIs are declared due and payable pursuant to Section 8.01.

“Default VWAP Price” means (A) if the Partnership Common Units are listed or admitted to trading on any securities exchange, the sum of the daily VWAPs of one Partnership Common Unit on the New York Stock Exchange (or, if the Partnership Common Units are not then listed on the New York Stock Exchange, such other exchange on which the Partnership Common Units are then listed) for each of the 10 consecutive trading days immediately preceding the Default Payment Date, divided by 10; (B) if the Partnership Common Units are not then listed or admitted to trading on any securities exchange, the sum of the daily last reported sale prices (or if no sale takes place on any particular day, the average of the closing bid and asked prices on such day) as reported by a reputable quotation source designated by the Partnership for each of the 10 consecutive trading days immediately preceding the Default Payment Date, divided by 10 and (C) if the Partnership Common Units are not then listed or admitted to trading on any securities exchange and no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on the last day on which such information was available, as reported in the Authorized Newspaper; provided that if during such 10 consecutive trading day period the Ex-Date with respect to any dividend or other distribution (other than the payment of a dividend or other distribution by the Partnership to its unitholders in Partnership Common Units) shall have occurred in respect of a Partnership Common Unit, for purposes of calculating the Default VWAP Price, the daily VWAP, the last reported sale price or the average of the closing bid and asked prices, as applicable, for any trading day in such 10 consecutive trading day period preceding the Ex-Date in respect of such dividend or other distribution shall be reduced by the amount of such dividend or other distribution.

“Distribution Amount” means the aggregate amount of any dividends or other distributions (other than the payment of a dividend or other distribution by the Partnership to its unitholders in Partnership Common Units) made in respect of a single Partnership Common Unit for which the Ex-Date occurs during the period from the Issue Date through, and including, the last day of the Averaging Period; provided that in the case of any non-cash dividend or other distribution (other than the payment of a dividend or other distribution by the Partership to its unitholders in Partnership Common Units), the value of such dividend or other distribution shall be equal to the fair market value of the dividend or other distribution made in respect of a single Partnership Common Unit as determined by an Independent Financial Advisor at the time such dividend or other distribution is made.

“Event of Default” has the meaning set forth in Section 8.01.

“Exchange Act” means The Securities Exchange Act of 1934, as amended.

“Ex-Date” means, when used with respect to dividends or other distributions made in respect of a Partnership Common Unit, the first date on which the Partnership Common Units trade on the New York Stock Exchange (or, if the Partnership Common Units are not then listed on the New York Stock Exchange, such other exchange on which Partnership Common Units are then listed) without the right to receive the dividend or other distribution.

“Extinguishment Price” means $24 (subject to adjustment as provided herein) minus the Distribution Amount (taking into account dividends or other distributions for which the Ex-Date occurs during the period from the Issue Date through, and including, the last day of the 20 consecutive trading days used to determine whether an Automatic Extinguishment Event has occurred); provided that in no event shall the Extinguishment Price be less than $0.

“Floor Price” means $17.3056 (subject to adjustment as provided herein) minus the Distribution Amount; provided that in no event shall the Floor Price be less than $0.

 “Fundamental Change” means that at any time after the Issue Date any of the following occurs:

(A) consummation of any share exchange, exchange offer, tender offer, consolidation, merger or other business combination involving the Partnership pursuant to which all or substantially all of the Partnership Common Units are converted into cash, securities or other property, (B) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Partnership and its subsidiaries, taken as a whole, to any Person other than one of its subsidiaries or (C) the Partnership adopts any plan or proposal for its liquidation or dissolution; provided, however, that in respect of (A) above a Fundamental Change will not be deemed to have occurred if (x) at least 90% of the consideration received or to be received by holders of the Partnership Common Units, excluding cash payments for fractional units or pursuant to statutory or contractual appraisal rights, in connection with the transaction or transactions constituting the Fundamental Change consists of shares of common stock or common units that are quoted or listed for trading on a securities exchange or that will be so quoted or listed when issued or exchanged in connection with such transaction or transactions (these securities being referred to as “publicly traded securities”) and as a result of this transaction or transactions the Partnership has the right to satisfy the CVI Consideration with such publicly traded securities and (y) the acquirer in any such transaction assumes the obligations of the Partnership relating to the CVIs, and appropriate adjustments are made to the Aggregate Unit Cap, Extinguishment Price, Floor Price, Strike Price and Unit Cap and any other defined terms that require mathematical adjustments as a result of such transaction based on, and to reflect, the number of publicly traded securities into which a Partnership Common Unit is converted in such transaction.

“Group Partnerships” means KKR Management Holdings L.P., a Delaware limited partnership, and KKR Fund Holdings L.P., a Cayman limited partnership (and any future partnership designated as a Group Partnership by the Partnership (it being understood that such designation may only be made if such future partnership enters into a group partnership agreement substantially the same as, and which provides for substantially the same obligations as, the group partnership agreements then in existence)), and any successors thereto.

“Holder” means a Person in whose name a CVI is registered in the Security Register.

“Independent Financial Expert” means an independent nationally recognized investment banking firm, valuation firm or appraisal firm selected by the Partnership.

“Issue Date” means the date of this Agreement.

“Maturity Date” means the third Business Day following the earlier of (x) a Fundamental Change and (y) [Insert third anniversary of closing date].

“Officer’s Certificate” means a certificate signed by the chairman of the Board of Directors, the chief-executive officer, any co-chief executive officer, the chief operating officer, the chief financial officer, the general counsel, the chief compliance officer, any president, any vice president, any treasurer, any assistant treasurer, any secretary or any assistant secretary of the Partnership or the general partner of the Partnership in his or her capacity as such an officer, and delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be internal counsel for the general partner of the Partnership or an Affiliate thereof, and who shall be reasonably acceptable to the Trustee.

“Outstanding”, when used with respect to CVIs means, as of the date of determination, all CVIs theretofore authenticated and delivered under this Agreement, except:

(a)                                  CVIs theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(b)                                 From and after the earlier of the Default Payment Date and the Maturity Date, CVIs, or portions thereof, for which delivery of cash or Partnership Common Units in the necessary amount to satisfy the CVI Consideration or the Default Amount, as applicable, has been theretofore deposited with the Trustee or any Paying Agent (other than the Partnership) in trust or set aside and segregated in trust by the Partnership (if the Partnership shall act as its own Paying Agent) for the Holders of such CVIs; and

(c)                                  CVIs in exchange for or in lieu of which other CVIs have been authenticated and delivered pursuant to this Agreement;

provided, however, that in determining whether the Holders of the requisite Outstanding CVIs have given any request, demand, direction, consent or waiver hereunder, CVIs owned by the Partnership or any other obligor upon the CVIs or any Affiliate of the Partnership or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, direction, consent or waiver, only CVIs which the Trustee knows to be so owned shall be so disregarded.

“Partnership” means the Person named as the “Partnership” in the first paragraph of this instrument, until a successor Person shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Partnership” shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act Sections 3.10 through 3.17 as they are applicable to the Partnership, the term “Partnership” shall include any other obligor with respect to the CVIs for the purposes of complying with such provisions.

“Partnership Common Units” means common units representing limited partner interests of the Partnership.

“Partnership Request” or “Partnership Order” means a written request or order signed in the name of the Partnership by the chairman of the Board of Directors, the chief-executive officer, any co-chief executive officer, the chief operating officer, the chief financial officer, the general counsel, the chief compliance officer, any president, any vice president, any treasurer, any assistant treasurer, any secretary or any assistant secretary of the Partnership or the general partner of the Partnership, and delivered to the Trustee.

“Paying Agent” means any Person authorized by the Partnership to pay the amount determined pursuant to Section 3.01, if any, on any CVIs on behalf of the Partnership, which shall initially be the Trustee.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Responsible Officer”, when used with respect to the Trustee, means any officer assigned to the Corporate Trust Office and also means, with respect to any particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.05.

“Strike Price” means $22.25 (subject to adjustment as provided herein) minus the Distribution Amount; provided that in no event shall the Strike Price be less than $0.

“Surviving Person” has the meaning set forth in Section 9.01.

“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this Agreement was executed, except as provided in Section 6.05.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Agreement, until a successor Trustee shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Trustee” shall mean such successor Trustee.

“Uncapped CVI Consideration” has the meaning set forth in the definition of CVI Consideration.

“Uncapped Default Amount” has the meaning set forth in the definition of Default Amount.

“Unit Cap” means 0.2857 (subject to adjustment as provided herein).

“vice president”, when used with respect to the general partner of the Partnership or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of “vice president”.

“VWAP” means volume weighted average price.

Section 1.02   Compliance Certificates and Opinions.

Upon any application or request by the Partnership to the Trustee to take any action under any provision of this Agreement, the Partnership shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Agreement (including any covenants, compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

(a)                                  a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(b)                                 a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c)                                  a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d)                                 a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03   Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Partnership may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the general partner of the Partnership stating that the information with respect to such factual matters is in the possession of the Partnership, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Any certificate, statement or opinion of an officer of the general partner of the Partnership or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Partnership, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

Section 1.04   Acts of Holders.

(a)                                  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Partnership. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 4.01) conclusive in favor of the Trustee and the Partnership, if made in the manner provided in this Section.

(b)                                 The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

(c)                                  The ownership of CVIs shall be proved by the Security Register.

(d)                                 At any time prior to (but not after) the evidencing to the Trustee, as provided in this Section 1.04, of the taking of any action by the Holders of the CVIs specified in this Agreement in connection with such action, any Holder of a CVI the serial number of which is shown by the evidence to be included among the serial numbers of the CVIs the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Section 1.04, revoke such action so far as concerns such CVI. Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any CVI shall bind every future Holder of the same CVI or the Holder of every CVI issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such CVI.

Section 1.05   Notices, etc., to Trustee and Partnership.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

(a)                                  the Trustee by any Holder or by the Partnership shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at its Corporate Trust Office at                        ; or

(b)                                 the Partnership by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Partnership addressed to it at                        , or at any other address previously furnished in writing to the Trustee by the Partnership.

Section 1.06   Notice to Holders; Waiver.

Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this

Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Agreement, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 1.07   Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 1.08   Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09   Successors and Assigns.

All covenants and agreements in this Agreement by the Partnership shall bind its successors and assigns, whether so expressed or not.

Section 1.10   Benefits of Agreement.

Nothing in this Agreement or in the CVIs, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders.

Section 1.11   Governing Law.

This Agreement and the CVIs shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 1.12   Legal Holidays.

In the event that the Maturity Date or the Default Payment Date, as the case may be, shall not be a Business Day, then (notwithstanding any provision of this Agreement or the CVIs to the contrary) payment on the CVIs need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date or the Default Payment Date, as the case may be.

Section 1.13   Separability Clause.

In case any provision in this Agreement or in the CVIs shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.14   Tax Treatment.  To the extent this Agreement imposes obligations on the Partnership, this Agreement shall be treated as part of the Limited Partnership Agreement of the Partnership as described in Section 761(c) of the Internal Revenue Code of 1986, as amended, and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the United States Treasury Regulations.  The CVIs shall be treated as an interest in the Partnership for U.S. federal income tax purposes, and neither the Partnership nor any Holder shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority.

ARTICLE TWO

CVI FORMS

Section 2.01   Forms Generally.

The CVIs and the Trustee’s certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may be required by law or any rule or regulation pursuant thereto, all as may be determined by officers executing such CVIs, as evidenced by their execution of the CVIs. Any portion of the text of any CVI may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the CVI.

The definitive CVIs shall be printed, lithographed or engraved on steel engraved borders or produced by any combination of these methods or may be produced in any other manner as determined by the officers executing such CVIs, as evidenced by their execution of such CVIs.

Section 2.02   Form of Face of CVI.

KKR & Co. L.P.

No.	Certificate for Contingent Value Interests

This certifies that                                          (the “Holder”) is the owner of the number of Contingent Value Interests (“CVIs”) of KKR & Co. L.P., a Delaware limited partnership (the “Partnership”), set forth above. Each CVI entitles the Holder, subject to the provisions contained herein and in the Agreement referred to on the reverse hereof, to consideration from the Partnership, in respect of certain adjustments to the Partnership’s direct or indirect ownership interests in the Group Partnerships (as defined on the reverse hereof), in an amount and in the form determined pursuant to the provisions set forth on the reverse hereof and as more fully described in the Agreement.  Such consideration shall be delivered to the Holder on the Maturity Date or the Default Payment Date, as the case may be (each as defined on the reverse hereof).

Consideration pursuant to this CVI Certificate shall be delivered only to the registered Holder of this CVI Certificate.  Such consideration shall be delivered only upon presentation of this CVI Certificate by the Holder hereof, in person or by duly authorized attorney, at the office or agency of the Partnership maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency maintained by the Partnership for such purpose.  The Trustee has initially been appointed as the Paying Agent in the Borough of Manhattan, The City of New York.

Reference is hereby made to the further provisions of this CVI Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this CVI Certificate shall not be entitled to any benefit under the Agreement, or be valid or obligatory for any purpose.

THIS CVI CERTIFICATE MAY NOT BE DIRECTLY OR INDIRECTLY TRANSFERRED IN WHOLE OR IN PART (INCLUDING, WITHOUT LIMITATION, BY WAY OF ANY DERIVATIVE OR SIMILAR SECURITY) EXCEPT (1) TO THE PARTNERSHIP OR AN AFFILIATE OF THE PARTNERSHIP, (2) BY OPERATION OF LAW OR (3) AS OTHERWISE EXPRESSLY PERMITTED BY THE AGREEMENT.

IN WITNESS WHEREOF, the Partnership has caused this CVI Certificate to be duly executed.

Dated:	KKR & Co. L.P.

	By:	KKR Management LLC, its general partner

By:
Name:
Title:

Attest:

Authorized Signature

Section 2.03   Form of Reverse of CVI.

This CVI Certificate is issued under and in accordance with the Contingent Value Interests Agreement, dated as of                       , 2008 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), between the Partnership and                 , as trustee (the “Trustee”, which terms includes any successor Trustee under the Agreement), and is subject to the terms and provisions contained in the Agreement, all of which terms and provisions the

Holder of this CVI Certificate consents by acceptance hereof.  The Agreement is hereby incorporated herein by reference and made a part hereof.  Reference is hereby made to the Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Partnership, the Trustee and the Holders of the CVIs.  Copies of the Agreement can be obtained by contacting the Trustee.  All capitalized terms used in this CVI Certificate without definition shall have the meanings assigned to them in the Agreement.

Each CVI represents the right to receive, in respect of certain adjustments to the Partnership’s direct or indirect ownership interests in the Group Partnerships, subject to the provisions contained herein, the CVI Consideration (as defined below). The amount and form of the CVI Consideration will be determined by the Partnership in accordance with the provisions herein.  Such determination by the Partnership, absent manifest error, shall be final and binding on the Partnership and the Holder.  Under certain circumstances, as described below, the Holders of CVIs will not be entitled to any CVI Consideration and the CVIs represented hereby shall terminate and become null and void and the Holder hereof shall have no further rights with respect hereto.  The Partnership and the Holder shall treat the CVIs represented hereby as an interest in the Partnership for U.S. federal income tax purposes.

Subject to adjustment as set forth below and to the occurrence of an Automatic Extinguishment Event (as defined below), the Partnership shall deliver to the Holder hereof with respect to each CVI represented hereby on the third Business Day following the earlier of (x) a Fundamental Change (as defined below) and (y) [Insert third anniversary of closing date] (such third Business Day, the “Maturity Date”) CVI Consideration in the form described below.

The CVI Consideration, if any, shall be satisfied by delivery by the Partnership of a number of common units representing limited partner interests in the Partnership (“Partnership Common Units”) having a value equal to the CVI Consideration; provided, however, that the Partnership shall deliver cash to satisfy its obligation to deliver the CVI Consideration instead of Partnership Common Units if (x) the Partnership gives notice to the Trustee at least 10 days prior to the commencement of the Averaging Period (as defined below) that the Group Partnerships have committed to deliver cash to the Partnership in an amount sufficient to satisfy the aggregate CVI Consideration deliverable by the Partnership with respect to all CVIs at the Maturity Date or (y) at the time of issuance thereof, such Partnership Common Units would not be (A) duly authorized, validly issued, fully paid and non-assessable (other than as such non-assessability may be affected by Section 17-607 or Section 17-804 of the Delaware Revised Uniform Limited Partnership Act or the Limited Partnership Agreement of the Partnership), (B) issued in compliance with any preemptive rights or rights of first refusal, (C) authorized for listing on the New York Stock Exchange (or, if the Partnership Common Units are not then listed on the New York Stock Exchange, such other exchange on which Partnership Common Units are then listed), subject to official notice of issuance or (D) issued either in a transaction that satisfied the requirements of Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an effective registration statement under the Securities Act, it being understood that the Partnership shall use its reasonable best efforts to effect the outcomes described in (A) through (D) above.  Partnership Common Units issued as CVI Consideration shall be valued (for purposes of calculating the number of Partnership Common Units to be issuable to Holders) at the Common Unit Value.  Any CVI Consideration not delivered when due at the Maturity Date shall bear interest at the Default Interest Rate (as defined below).

The Trustee has been initially appointed as Paying Agent.  All CVI Consideration to be delivered by the Partnership pursuant to this CVI Certificate shall be subject to and reduced by withholding taxes, if any.  The Partnership shall have no obligation to reimburse, equalize or compensate a Holder or other person for such withholding taxes.

Notwithstanding anything herein or in the Agreement to the contrary, if at any time during the period from                          , 2008 (the “Issue Date”) through, but excluding the first day of the Averaging Period, the volume weighted average price (“VWAP”) of one Partnership Common Unit on the New York Stock Exchange (or, if the Partnership Common Units are not then listed on the New York Stock Exchange, such other exchange on which the Partnership Common Units are then listed) equals or exceeds the Extinguishment Price for 20 consecutive trading days (the “Automatic Extinguishment Event”), then the CVIs will have no value and will be automatically extinguished and terminated without further consideration or action by the Partnership, the Trustee or the Holders; provided that if during such 20 consecutive trading day period the Ex-Date with respect to any dividend or other distribution (other than the payment of a dividend or other distribution by the Partnership to its unitholders in Partnership Common Units) shall have occurred in respect of a Partnership Common Unit, for purposes of calculating the daily VWAP described above, the daily VWAP for any trading day in such 20 consecutive trading day period preceding the Ex-Date in respect of such dividend or other distribution shall be reduced by the amount of such dividend or other distribution; provided further that any trading day (an “Excluded Day”) on which the Purchaser or any of its Affiliates takes any action that it would be prohibited from taking under Section 7.04 during the Prohibited Period shall not be considered a trading day for purposes of the foregoing and the daily VWAP for an Excluded Day shall not be taken into account for purposes of the foregoing (it being understood that consecutive trading days immediately preceding the Excluded Day may continue to be taken into account for purposes of the 20 consecutive trading day period used to determine whether an Automatic Extinguishment Event has occurred; provided however that if an Excluded Day occurs on a trading day that would otherwise have been one of the final 3 consecutive trading days in the 20 consecutive trading day period used to determine whether an Automatic Extinguishment Event has occurred, the 20 consecutive trading day period used to determine whether an Automatic Extinguishment Event has occurred shall begin no earlier than the first trading day following such Excluded Day that is itself not an Excluded Day).

In the event that the Partnership determines that the CVI Consideration or the Default Amount on the Maturity Date or the Default Payment Date, as applicable, is $0.00 or that the Automatic Extinguishment Event has occurred, the Partnership shall give to the Holder of each CVI notice of such determination. Upon making such determination, absent manifest error, this CVI Certificate shall terminate and become null and void and the Holder hereof shall have no further rights with respect hereto. The failure to give such notice or any defect therein shall not affect the validity of such determination.

If at any time an Event of Default occurs and is continuing, either the Trustee or the Holders holding an aggregate of at least 25% of the CVIs then Outstanding, by notice to the Partnership (and to the Trustee if given by the Holders), may declare the CVIs due and payable immediately,  and upon such declaration, the Partnership shall deliver to the Holder for each CVI held by the Holder the Default Amount with interest at the Default Interest Rate from the Default Payment Date through the date payment is duly provided for.

The Default Amount and the related interest shall be satisfied by delivery by the Partnership of a number of Partnership Common Units having a value equal to the Default Amount and the related interest, provided, however, that the Partnership shall deliver cash to satisfy its obligation to deliver the Default Amount and related interest instead of Partnership Common Units if (x) the Partnership receives cash directly or indirectly through its subsidiaries from the Group Partnerships on or prior to the date of payment of the Default Amount in an amount adequate to satisfy delivery of the Default Amount in cash, or (y) at the time of issuance thereof, such Partnership Common Units would not be (A) duly authorized, validly issued, fully paid and non-assessable (other than as such non-assessability may be affected by Section 17-607 or Section 17-804 of the Delaware Revised Uniform Limited Partnership Act or the Limited Partnership Agreement of the Partnership), (B) issued in compliance with any preemptive rights or rights of first refusal, (C) authorized for listing on the New York Stock Exchange (or, if the Partnership Common Units are not then listed on the New York Stock Exchange, such other exchange on which Partnership Common Units are then listed), subject to official notice of issuance or (D) issued either in a transaction that satisfied the requirements of Section 3(a)(9) of the Securities Act or pursuant to an effective registration statement under the Securities Act, it being understood that the Partnership shall use its reasonable best efforts to effect the outcomes described in (A) through (D) above.  The Partnership Common Units issued in respect of the Default Amount and the related interest shall be valued (for purposes of calculating the number of Partnership Common Units to be issuable to Holders) at the Default VWAP Price.

Notwithstanding anything herein or in the Agreement to the contrary, other than in respect of the Partnership’s obligation to deliver interest at the Default Interest Rate under the circumstances provided herein, the Partnership shall in no event be required to deliver (i) CVI Consideration (whether in the form of Partnership Common Units or cash) in excess of the CVI Consideration Cap in order to satisfy its obligations in respect of any CVI, (ii) a Default Amount (whether in the form of Partnership Common Units or cash) in excess of the Default Amount Cap, as applicable, in order to satisfy its obligations in respect of any CVI or (iii) an aggregate number of Partnership Common Units in excess of the Aggregate Unit Cap or cash in an aggregate amount in excess of an amount equal to the product of the Aggregate Unit Cap and the Common Unit Value (or the Default VWAP Price in the event a Default Payment Date occurs) in order to satisfy its obligations in respect of all CVIs authenticated and delivered under the Agreement.

Definitions:

For purposes of the foregoing,

“Aggregate Unit Cap” means [6% of the sum of the number of Purchaser Common Units outstanding at Closing and the number of Purchaser Common Units then issuable upon exchange (without regard to any restrictions on exchange) by KKR Holdings L.P. or its designees to the Partnership of partner interests in the Group Partnerships ( for the avoidance of doubt, any Purchaser Common Units outstanding or issuable under an equity incentive plan shall not be considered outstanding or issuable for purposes of the foregoing calculation)] Partnership Common Units (subject to adjustment as provided in the Agreement).

“Authorized Newspaper” means The Wall Street Journal (Eastern Edition), or if The Wall Street Journal (Eastern Edition) shall cease to be published, or, if the publication or general circulation of The Wall Street Journal (Eastern Edition) shall be suspended for whatever reason, such other English language newspaper as is selected by the Partnership with general circulation in The City of New York, New York.

“Averaging Period” means the 90 consecutive trading day period ending on the third trading day preceding the Maturity Date.

 “Common Unit Value” means (A) if the Partnership Common Units are listed or admitted to trading on any securities exchange, the sum of the daily VWAPs of one Partnership Common Unit on the New York Stock Exchange (or if the Partnership Common Units are not then listed on the New York Stock Exchange, such other exchange on which the Partnership Common Units are then listed) for each of the 90 consecutive trading days during the Averaging Period, divided by 90, (B) if the Partnership Common Units are not then listed or admitted to trading on any securities exchange, the sum of the daily last reported sale prices (or if no sale takes place on any particular day, the average of the closing bid and asked prices on such day) as reported by a reputable quotation source designated by the Partnership for each of the 90 trading days during the Averaging Period, divided by 90 and (C) if the Partnership Common Units are not then listed or admitted to trading on any securities exchange and no such reported sale price or bid and asked prices are available, the average of the high bid and low asked prices on the last day on which such information was available, as reported in the Authorized Newspaper; provided that if during the Averaging Period the Ex-Date with respect to any dividend or other distribution (other than the payment of a dividend or other distribution by the Partnership to its unitholders in Partnership Common Units) shall have occurred in respect of a Partnership Common Unit, for purposes of calculating the Common Unit Value, the daily VWAP, the last reported sale price or the average of the closing bid and asked prices, as applicable, for any trading day in the Averaging Period preceding the Ex-Date in respect of such dividend or other distribution shall be reduced by the amount of such dividend or other distribution.

 “CVI Consideration” means, an amount equal to the difference between (A) the Strike Price and (B) the greater of (I) the Floor Price and (II) the Common Unit Value (such difference, the “Uncapped CVI Consideration”); provided (x) if the Common Unit Value equals or exceeds the Strike Price, the CVI Consideration shall be $0 and (y) if the Uncapped CVI Consideration equals or exceeds the CVI Consideration Cap, the CVI Consideration shall be equal to the CVI Consideration Cap.

“CVI Consideration Cap” means the product of the Unit Cap and the Common Unit Value.

“Default Amount” means, an amount equal to the difference between (A) the Strike Price and (B) the greater of (I) the Floor Price and (II) the Default VWAP Price (such difference, the “Uncapped Default Amount”); provided (x) if the Default VWAP Price equals or exceeds the Strike Price, the Default Amount shall be $0 and (y) if the Uncapped Default Amount equals or exceeds the Default Amount Cap, Default Amount shall mean the Default Amount Cap.

“Default Amount Cap” means the product of the Unit Cap and the Default VWAP Price.

“Default Interest Rate” means 8% per annum.

“Default VWAP Price” means (A) if the Partnership Common Units are listed or admitted to trading on any securities exchange, the sum of the daily VWAPs of one Partnership Common Unit on the New York Stock Exchange (or, if the Partnership Common Units are not then listed on the New York Stock Exchange, such other exchange on which the Partnership Common Units are then listed) for each of the 10 consecutive trading days immediately preceding the Default Payment Date, divided by 10; (B) if the Partnership Common Units are not then listed or admitted to trading on any securities exchange, the sum of the daily last reported sale prices (or if no sale takes place on any particular day, the average of the closing bid and asked prices on such day) as reported by a reputable quotation source designated by the Partnership for each of the 10 consecutive trading days immediately preceding the Default Payment Date, divided by 10 and (C) if the Partnership Common Units are not then listed or admitted to trading on any securities exchange and no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on the last day on which such information was available, as reported in the Authorized Newspaper; provided that if during such 10 consecutive trading day period the Ex-Date with respect to any dividend or other distribution (other than the payment of a dividend or other distribution by the Partnership to its unitholders in Partnership Common Units) shall have occurred in respect of a Partnership Common Unit, for purposes of calculating the Default VWAP Price, the daily VWAP, the last reported sale price or the average of the closing bid and asked prices, as applicable, for any trading day in such 10 consecutive trading day period preceding the Ex-Date in respect of such dividend or other distribution shall be reduced by the amount of such dividend or other distribution.

“Distribution Amount” means the aggregate amount of any dividends or other distributions (other than the payment of a dividend or other distribution by the Partnership to its unitholders in Partnership Common Units) made in respect of a single Partnership Common Unit for which the Ex-Date occurs during the period from the Issue Date through, and including, the last day of the Averaging Period; provided that in the case of any non-cash dividend or other distribution, the value of such dividend or other distribution shall be equal to the fair market value of the dividend or other distribution made in respect of a single Partnership Common Unit as determined by an Independent Financial Expert at the time such dividend or other distribution is made.

“Event of Default” has the meaning set forth in Section 8.01 of the Agreement.

“Ex-Date” means, when used with respect to dividends or other distributions made in respect of a Partnership Common Unit, the first date on which the Partnership Common Units trade on the New York Stock Exchange (or, if the Partnership Common Units are not then listed on the New York Stock Exchange, such other exchange on which Partnership Common Units are then listed) without the right to receive the dividend or other distribution.

“Exchange Act” means The Securities Exchange Act of 1934, as amended.

“Extinguishment Price” means $24 (subject to adjustment as provided herein and in the Agreement) minus the Distribution Amount (taking into account dividends or other distributions for which the Ex-Date occurs during the period from the Issue Date through, and including, the last day of the 20 consecutive trading days used to determine whether an Automatic Extinguishment Event has occurred); provided that in no event shall the Extinguishment Price be less than $0.

“Floor Price” means $17.3056 (subject to adjustment as provided herein and in the Agreement) minus the Distribution Amount; provided that in no event shall the Floor Price be less than $0.

“Fundamental Change means that at any time after the Issue Date any of the following occurs:

(A) consummation of any share exchange, exchange offer, tender offer, consolidation, merger or other business combination involving the Partnership pursuant to which all or substantially all of the Partnership Common Units are converted into cash, securities or other property, (B) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Partnership and its subsidiaries, taken as a whole, to any Person other than one of its subsidiaries or (C) the Partnership adopts any plan or proposal for its liquidation or dissolution; provided, however, that in respect of (A) above a Fundamental Change will not be deemed to have occurred if (x) at least 90% of the consideration received or to be received by holders of the Partnership Common Units, excluding cash payments for fractional units or pursuant to statutory or contractual appraisal rights, in connection with the transaction or transactions constituting the Fundamental Change consists of shares of common stock or common units that are quoted or listed for trading on a securities exchange or that will be so quoted or listed when issued or exchanged in connection with such transaction or transactions (these securities being referred to as “publicly traded securities”) and as a result of this transaction or transactions the Partnership has the right to satisfy the CVI Consideration with such publicly traded securities and (y) the acquirer in any such transaction assumes the obligations of the Partnership relating to the CVIs, and appropriate adjustments are made to the Aggregate Unit Cap, Extinguishment Price, Floor Price, Strike Price and Unit Cap and any other defined terms that require mathematical adjustments as a result of such transaction based on, and to reflect, the number of publicly traded securities into which a Partnership Common Unit is converted in such transaction.

“Group Partnerships” means KKR Management Holdings L.P., a Delaware limited partnership, and KKR Fund Holdings L.P., a Cayman limited partnership (and any future partnership designated as a Group Partnership), and any successors thereto.

“Independent Financial Expert” means an independent nationally recognized investment banking firm, valuation firm or appraisal firm selected by the Partnership.

“Strike Price” means $22.25 (subject to adjustment as provided herein and in the Agreement) minus the Distribution Amount; provided that in no event shall the Strike Price be less than $0.

“Unit Cap” means 0.2857 (subject to adjustment as provided herein and in the Agreement).

Except as set forth herein with respect to adjustments, this CVI Certificate confers no rights with respect to any dividends declared by the Partnership on the Partnership Common Units to holders of record on a record date prior to the date on which Partnership Common Units, if any, are issued in satisfaction of all or a portion of the CVI Consideration.

The Aggregate Unit Cap, Extinguishment Price, Floor Price, Unit Cap and Strike Price shall be subject to adjustment from time to time in certain events, including (i) the payment or declaration of a dividend or other distribution by the Partnership to its unitholders in Partnership Common Units, (ii) the sub-division (by stock split, stock dividend or otherwise) or combination (by reverse stock split or otherwise) of the outstanding Partnership Common Units or (iii) the issuance by reclassification of Partnership Common Units. Upon each such event, the Partnership shall appropriately adjust the Aggregate Unit Cap, Extinguishment Price, Floor Price, Unit Cap and Strike Price. Whenever an adjustment is made as provided herein, the Partnership shall (A) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (B) promptly file with the Trustee a copy of such certificate and (C) mail a brief summary thereof to each Holder of a CVI. Such adjustment, absent manifest error, shall be final and binding on the Holder hereof. Each outstanding CVI Certificate shall thereafter be deemed to be amended to provide for the adjusted Aggregate Unit Cap, Extinguishment Price, Floor Price, Unit Cap and Strike Price.

THIS CVI CERTIFICATE MAY NOT BE DIRECTLY OR INDIRECTLY TRANSFERRED IN WHOLE OR IN PART (INCLUDING, WITHOUT LIMITATION, BY WAY OF ANY DERIVATIVE OR SIMILAR SECURITY) EXCEPT (1) TO THE PARTNERSHIP OR AN AFFILIATE OF THE PARTNERSHIP, (2) BY OPERATION OF LAW OR (3) AS OTHERWISE EXPRESSLY PERMITTED BY THE AGREEMENT.

The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Partnership and the rights of the Holders of CVIs under the Agreement at any time by the Partnership and the Trustee with the consent of the Holders of a majority of the CVIs at the time Outstanding.

No reference herein to the Agreement and no provision of this CVI Certificate or of the Agreement shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay any amounts pursuant to the terms hereof and of the Agreement at the times, place, form of consideration and amount, herein prescribed.

Neither the Partnership nor the Trustee has any duty or obligation to the Holder, except as expressly set forth herein or in the Agreement.

Section 2.04   Form of Trustee’s Certificate of Authentication.

TRUSTEE’S CERTIFICATE OF AUTHENTICATION.

This is one of the CVI Certificates referred to in the within-mentioned Agreement.

[Trustee]

By:
Name:
Title:

ARTICLE THREE

THE CVIs

Section 3.01   Title and Terms.

(a)           The aggregate number of CVI Certificates which may be authenticated and delivered under this Agreement is limited to the number of Seller Common Units issued and outstanding immediately prior to the consummation of the purchase and sale contemplated by Section 1.1 of the Purchase Agreement, except for CVIs authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other CVIs pursuant to Section 3.04, 3.05, 3.06 or 6.06.

(b)           The CVIs shall be known and designated as the “Contingent Value Interests” of the Partnership and the Holders shall have no rights except for those explicitly provided for herein and shall not, by virtue of their ownership of CVIs have any of the rights of a unitholder of the Partnership.

(c)           Subject to adjustment pursuant to Section 3.01(f) and to the occurrence of an Automatic Extinguishment Event, the Partnership shall deliver to the Holder thereof with respect to each CVI held by such Holder on the Maturity Date, CVI Consideration in the form described below.  The CVI Consideration, if any, shall be satisfied by delivery by the Partnership of a number of Partnership Common Units having a value equal to the CVI Consideration; provided, however, that the Partnership shall deliver cash to satisfy its obligation to deliver the CVI Consideration instead of Partnership Common Units if (x) the Partnership gives notice to the Trustee at least 10 days prior to the commencement of the Averaging Period that the Group Partnerships have committed to deliver cash to the Partnership in an amount sufficient to satisfy the aggregate CVI Consideration deliverable by the Partnership with respect to all CVIs at the Maturity Date, or (y) at the time of issuance thereof, such Partnership Common Units would not be (A) duly authorized, validly issued, fully paid and non-assessable (other than as such non-assessability may be affected by Section 17-607 or Section 17-804 of the Delaware Revised Uniform Limited Partnership Act or the Limited Partnership Agreement of the Partnership), g(B) issued in compliance with any preemptive rights or rights of first refusal, (C) authorized for listing on the New York Stock Exchange (or, if the Partnership Common Units are not then listed on the New York Stock Exchange, such other exchange on which Partnership Common Units are then listed), subject to official notice of issuance or (D) issued either in a transaction that satisfied the requirements of Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an effective registration statement under the Securities Act, it being understood that the Partnership shall use its reasonable best efforts to effect the outcomes described in (A) through (D) above.  Partnership Common Units issued as CVI Consideration shall be valued (for purposes of calculating the number of Partnership Common Units to be issuable to Holders) at the Common Unit Value.  Any CVI Consideration not delivered when due at the Maturity Date shall bear interest at the Default Interest Rate.

(d)           Notwithstanding any provision of this Agreement or the CVI Certificates to the contrary, other than in the case of interest on the CVI Consideration or the Default Amount, as applicable, no interest shall accrue on any amounts payable on the CVIs to any Holder.

(e)           In the event that the Partnership determines that the CVI Consideration or the Default Amount on the Maturity Date or Default Payment Date, as applicable, is $0.00 or that the Automatic Extinguishment Event has occurred, the Partnership shall give to the Holder of each CVI notice of such determination. Upon making such determination, absent manifest error, this CVI Certificate shall terminate and become null and void and the Holder hereof shall have no further rights with respect hereto. The failure to give such notice or any defect therein shall not affect the validity of such determination.

(f)            In the event of the (i) the payment or declaration of a dividend or other distribution by the Partnership to its unitholders in Partnership Common Units, (ii) the sub-division (by stock split, stock dividend or otherwise) or combination (by reverse stock split or otherwise) of the outstanding Partnership Common Units or (iii) the issuance by reclassification of Partnership Common Units, the Partnership shall appropriately adjust the Aggregate Unit Cap, the Extinguishment Price, the Floor Price, the Unit Cap and the Strike Price. Whenever an adjustment is made as provided herein, the Partnership shall (A) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (B) promptly file with the Trustee a copy of such certificate and (C) mail a brief summary thereof to each Holder of a CVI. Such adjustment, absent manifest error, shall be final and binding on the Holder hereof. Each outstanding CVI Certificate shall thereafter be deemed to be amended to provide for the adjusted Aggregate Unit Cap, Extinguishment Price, Floor Price, Unit Cap and Strike Price.

(g)           If at any time during the period from the Issue Date through, but excluding the first day of the Averaging Period, the VWAP of one Partnership Common Unit on the New York Stock Exchange (or, if the Partnership Common Units are not then listed on the New York Stock Exchange, such other exchange on which the Partnership Common Units are then listed) equals or exceeds the Extinguishment Price for 20 consecutive trading days (the “Automatic Extinguishment Event”), then the CVIs will have no value and will be automatically extinguished and terminated without further consideration or action by the Partnership, the Trustee or the Holders; provided, that if during such 20 consecutive trading day period the Ex-Date with respect to any dividend or other distribution (other than the payment of a dividend or other distribution by the Partnership to its unitholders in Partnership Common Units) shall have occurred in respect of a Partnership Common Unit, for purposes of calculating the daily VWAP described above, the daily VWAP for any trading day in such 20 consecutive trading day period preceding the Ex-Date in respect of such dividend or other distribution shall be reduced by the amount of such dividend or other distribution; provided further that any trading day (an

“Excluded Day”) on which the Purchaser or any of its Affiliates takes any action that it would be prohibited from taking under Section 7.04 during the Prohibited Period (as defined below) shall not be considered a trading day for purposes of the foregoing and the daily VWAP for an Excluded Day shall not be taken into account for purposes of the foregoing (it being understood that consecutive trading days immediately preceding the Excluded Day may continue to be taken into account for purposes of the 20 consecutive trading day period used to determine whether an Automatic Extinguishment Event has occurred; provided however that if an Excluded Day occurs on a trading day that would otherwise have been one of the final 3 consecutive trading days in the 20 consecutive trading day period used to determine whether an Automatic Extinguishment Event has occurred, the 20 consecutive trading day period used to determine whether an Automatic Extinguishment Event has occurred shall begin no earlier than the first trading day following such Excluded Day that is itself not an Excluded Day).

(h)           Notwithstanding anything herein or in any CVI Certificate to the contrary, other than in respect of the Partnership’s obligation to deliver interest at the Default Interest Rate under the circumstances provided herein, the Partnership shall in no event be required to deliver (i) CVI Consideration (whether in the form of Partnership Common Units or cash) in excess of the CVI Consideration Cap in order to satisfy its obligations in respect of any CVI, (ii) a Default Amount (whether in the form of Partnership Common Units or cash) in excess of the Default Amount Cap in order to satisfy its obligations in respect of any CVI or (iii) an aggregate number of Partnership Common Units in excess of the Aggregate Unit Cap or cash in an aggregate amount in excess of an amount equal to the product of the Aggregate Unit Cap and the Common Unit Value (or the Default VWAP Price in the event a Default Payment Date occurs) in order to satisfy its obligations in respect of all CVIs authenticated and delivered hereunder.

Section 3.02   Registrable Form.

The CVIs shall be issuable only in registered form.

Section 3.03   Execution, Authentication, Delivery and Dating.

The CVIs shall be executed on behalf of the Partnership by the chairman of the Board of Directors, the chief-executive officer, any co-chief executive officer, the chief operating officer, the chief financial officer, the general counsel, the chief compliance officer, any president, any vice president, any treasurer, any assistant treasurer, any secretary or any assistant secretary of the Partnership or the general partner of the Partnership, under its seal which may, but need not, be attested. The signature of any of these officers on the CVIs may be manual or facsimile.

CVIs bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the general partner of the Partnership shall bind the Partnership, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such CVIs or did not hold such offices at the date of such CVIs.

At any time and from time to time after the execution and delivery of this Agreement, the Partnership may deliver CVIs executed by the general partner of the Partnership to the Trustee for authentication, together with a Partnership Order for the authentication and delivery of such CVIs; and the Trustee in accordance with such Partnership Order shall authenticate and deliver such CVIs as provided in this Agreement and not otherwise.

Each CVI shall be dated the date of its authentication.

No CVI shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such CVI a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any CVI shall be conclusive evidence, and the only evidence, that such CVI has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Agreement.

Section 3.04   Temporary CVIs.

Until CVI Certificates are ready for delivery, the general partner of the Partnership may execute, and upon Partnership Order the Trustee shall authenticate and deliver, temporary CVIs which are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the CVI Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such temporary CVIs may determine with the concurrence of the Trustee. Temporary CVIs may contain such reference to any provisions of this Agreement as may be appropriate. Every temporary CVI shall be executed by the general partner of the Partnership and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the CVI Certificates.

If temporary CVIs are issued, the Partnership will cause CVI Certificates to be prepared without unreasonable delay. After the preparation of CVI Certificates, the temporary CVIs shall be exchangeable for CVI Certificates upon surrender of the temporary CVIs at the office or agency of the Partnership designated for such purpose pursuant to Section 7.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary CVIs the Partnership shall execute and the Trustee shall authenticate and deliver in exchange therefor a like amount of CVI Certificates. Until so exchanged, the temporary CVIs shall in all respects be entitled to the same benefits under this Agreement as CVI Certificates.

Section 3.05   Registration, Transfer and Exchange.

The Partnership shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 7.02 being herein sometimes referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Partnership shall provide for the registration of CVIs and of transfers of CVIs. The Trustee is hereby initially appointed “Security Registrar” for the purpose of registering CVIs and transfers of CVIs as herein provided.

No CVI nor any beneficial interest therein may be directly or indirectly, sold, assigned, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part (including, without limitation, by way of any derivative or similar security or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the CVI, whether such security or arrangement is to be settled by delivery of CVIs,

Partnership Common Units, other securities, cash or otherwise) (any of the foregoing, a “Transfer”) except (i) for Transfers to the Partnership and/or any of its Affiliates, (ii) Transfers by operation of law (including a consolidation or merger) or in connection with the dissolution of any corporation or other entity, (iii) a Transfer by KKR Private Equity Investors, L.P. to the holders of Seller Partnership Units in accordance with the terms and conditions of the Purchase Agreement, (iv) the Transfer of any or all of the CVIs on death, by will or intestacy, (v) a Transfer by instrument to an inter vivos or testamentary trust in which the CVIs are to be passed to beneficiaries upon the death of the settlor or testator, as applicable, (vi) Transfers made pursuant to a court order, (vii) if the Holder is a partnership, a distribution from such partnership to its partners or former partners in accordance with their partnership interests or (viii) if the Holder is a limited liability company, a distribution from such limited liability company to its members or former members in accordance with their interest in the limited liability company.  Any Transfers other than those expressly permitted under the preceding sentence shall be null and void.

Upon surrender for registration of transfer of any CVI at the office or agency of the Partnership designated pursuant to Section 7.02 in connection with a Transfer expressly permitted under the preceding paragraph, the Partnership shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new CVI Certificates representing the same aggregate number of CVIs represented by the CVI Certificate so surrendered that are to be transferred and the Partnership shall execute and the Trustee shall authenticate and deliver, in the name of the transferor, one or more new CVI Certificates representing the aggregate number of CVIs represented by such CVI Certificate that are not to be transferred.

At the option of the Holder, CVI Certificates may be exchanged for other CVI Certificates that represent in the aggregate the same number of CVIs as the CVI Certificates surrendered at such office or agency. Whenever any CVI Certificates are so surrendered for exchange, the Partnership shall execute, and the Trustee shall authenticate and deliver, the CVI Certificates which the Holder making the exchange is entitled to receive.

All CVIs issued upon any registration of transfer or exchange of CVIs shall be the valid obligations of the Partnership, evidencing the same right, and entitled to the same benefits under this Agreement and subject to the same limitations under this Agreement (including the Transfer restrictions set forth in this Agreement), as the CVIs surrendered upon such registration of transfer or exchange.

Every CVI presented or surrendered for registration of transfer or for exchange shall (if so required by the Partnership or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Partnership and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of CVIs, but the Partnership may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of CVIs, other than exchanges pursuant to Section 3.04 or not involving any transfer.

Section 3.06   Mutilated, Destroyed, Lost and Stolen CVIs.

If (a) any mutilated CVI is surrendered to the Trustee or (b) the Partnership and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any CVI, and there is delivered to the Partnership and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Partnership or the Trustee that such CVI has been acquired by a bona fide purchaser, the Partnership shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated CVI or in lieu of any such destroyed, lost or stolen CVI, a new CVI Certificate of like tenor and amount of CVIs, bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen CVI has become or is to become due and payable within 15 days, the Partnership in its discretion may, instead of issuing a new CVI Certificate, pay such CVI on the Maturity Date or the Default Payment Date, as the case may be.

Upon the issuance of any new CVIs under this Section 3.06, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new CVI issued pursuant to this Section 3.06 in lieu of any destroyed, lost or stolen CVI shall constitute an original additional contractual obligation of the Partnership, whether or not the destroyed, lost or stolen CVI shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Agreement equally and proportionately with any and all other CVIs duly issued hereunder.

The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen CVIs.

Section 3.07   Presentation of CVI Certificate.

Delivery of any CVI Consideration to the Holders of the CVIs shall be made only upon presentation by the Holder thereof at the office or agency of the Partnership maintained for that purpose in the Borough of Manhattan, The City of New York, or the Corporate Trust Office and at any other office or agency maintained by the Partnership for such purpose. The Holder of a CVI shall furnish to the Partnership such forms, certificates or other information as the Partnership may request to establish the legal entitlement of such Holder to an exemption from withholding taxes.  In the event the Partnership does not receive such forms, certificates or other evidence establishing a Holder’s legal entitlement to exemption from withholding tax, then all payments and disbursements to be made by the Partnership pursuant to this Agreement or the CVIs shall be reduced by and subject to withholding taxes.  The Partnership shall have no obligation to reimburse, equalize or compensate a Holder or other Person for withholding taxes.

Section 3.08   Persons Deemed Owners.

The Partnership, the Trustee and any agent of the Partnership or the Trustee may treat the Person in whose name any CVI is registered as the owner of such CVI for the purpose of receiving payment on such CVI and for all other purposes whatsoever, whether or not such CVI be overdue, and neither the Partnership, the Trustee nor any agent of the Partnership or the Trustee shall be affected by notice to the contrary.

Section 3.09   Cancellation.

All CVIs surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Partnership may at any time deliver to the Trustee for cancellation any CVIs previously authenticated and delivered hereunder which the Partnership may have acquired in any manner whatsoever, and all CVIs so delivered shall be promptly cancelled by the Trustee. No CVIs shall be authenticated in lieu of or in exchange for any CVIs cancelled as provided in this Section 3.09, except as expressly permitted by this Agreement. All cancelled CVIs held by the Trustee shall be disposed of as directed by a Partnership Order.

ARTICLE FOUR

THE TRUSTEE

Section 4.01   Certain Duties and Responsibilities.

(a)           With respect to the Holders of CVIs issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the CVIs and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default with respect to the CVIs has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(b)           In the absence of bad faith on its part, prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

(c)           No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

(1)           this Subsection (c) shall not be construed to limit the effect of Subsections (a) and (b) of this Section;

(2)           the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(3)           no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

(4)           the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 8.09 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

(d)           Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 4.02   Certain Rights of Trustee.

The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee. Subject to the provisions of Trust Indenture Act Sections 3.15(a) through 3.15(d) and Section 4.01 hereof:

(a)           the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)           any request or direction of the Partnership mentioned herein shall be sufficiently evidenced by a Partnership Request or Partnership Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c)           whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(d)           the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)           the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)            the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate number of the CVIs then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Partnership or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Partnership upon demand; and

(g)           the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

(h)           the permissive rights of the Trustee to do things enumerated in this Agreement shall not be construed as a duty and the Trustee shall be liable for its negligence, bad faith or willful misconduct;

(i)            the Trustee shall not be required to give any note or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises; and

(j)            except for (i) a default under Section 8.01(a) and (ii) any other event of which the Trustee has “actual knowledge,” which event, with the giving of notice or the passage of time or both, would constitute an Event of Default, the Trustee shall not be deemed to have notice of any default or event unless specifically notified in writing of such event by the Partnership or the Holders of not less than 25% in aggregate number of CVIs Outstanding; as used herein, the term “actual knowledge” means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 4.03   Not Responsible for Recitals or Issuance of CVIs.

The recitals contained herein and in the CVIs, except the Trustee’s certificates of authentication, shall be taken as the statements of the Partnership, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the CVIs. The Trustee shall not be accountable for the use or application by the Partnership of CVIs or the proceeds thereof.

Section 4.04   May Hold CVIs.

The Trustee, any Paying Agent, Security Registrar or any other agent of the Partnership, in its individual or any other capacity, may become the owner or pledgee of CVIs, and, subject to Section 4.07, may otherwise deal with the Partnership with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

Section 4.05   Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder.

Section 4.06   Compensation, Reimbursement and Indemnification of the Trustee.

The Partnership agrees

(a)           to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b)           except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(c)           to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, including the enforcement of this Section 4.06.

When the Trustee incurs expenses or renders services after a Default specified in Section 8.01(c) or 8.01(d) occurs, the reasonable expenses and the compensation for services (including the reasonable fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any bankruptcy law.

Section 4.07   Disqualification; Conflicting Interests.

The Trustee shall be subject to the provisions of Section 3.10(b) of the Trust Indenture Act during the period of time provided for therein. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 3.10(b) of the Trust Indenture Act.

Section 4.08   Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $250,000,000, subject to supervision or examination by Federal or State authority and, to the extent there is such an institution eligible and willing to serve, having an office or agency in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 4.09   Resignation and Removal; Appointment of Successor.

(a)           No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 4.10.

(b)           The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice thereof to the Partnership. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c)           The Trustee may be removed at any time by (i) the Partnership, by a Board Resolution or (ii) an Act of the Holders of a majority of the Outstanding CVIs, delivered to the Trustee and to the Partnership.

(d)           If at any time:

(1)           the Trustee shall fail to comply with Section 4.07 after written request therefor by the Partnership or by any Holder who has been a bona fide Holder of a CVI for at least six months, or

(2)           the Trustee shall cease to be eligible under Section 4.08 and shall fail to resign after written request therefor by the Partnership or by any such Holder, or

(3)           the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Partnership by a Board Resolution may remove the Trustee, or (ii) the Holder of any CVI who has been a bona fide Holder of a CVI for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e)           If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any reason, the Partnership, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority of the Outstanding CVIs delivered to the Partnership and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 4.10, become the successor Trustee and supersede the successor Trustee appointed by the Partnership. If no successor Trustee shall have been so appointed by the Partnership or the Holders of the CVIs and so accepted appointment, the Holder of any CVI who has been a bona fide Holder for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f)            The Partnership shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of CVIs as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If the Partnership fails to send such notice within ten days after acceptance of appointment by a successor Trustee, the successor Trustee shall cause the notice to be mailed at the expense of the Partnership.

Section 4.10   Acceptance of Appointment by Successor.

Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Partnership and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Partnership or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Partnership shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 4.11   Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any CVIs shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the CVIs so authenticated with the same effect as if such successor Trustee had itself authenticated such CVIs; and such certificate shall have the full force which it is anywhere in the CVIs or in this Agreement provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

ARTICLE FIVE

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 5.01   Partnership to Furnish Trustee Names and Addresses of Holders.

The Partnership shall furnish or cause to be furnished to the Trustee at such times as the Trustee may request in writing, within 30 days after receipt by the Partnership of any such request, a list, in such form as the Trustee may reasonably require, of the names and the addresses of the Holders as of a date not more than 15 days prior to the time such list is furnished; provided, however, that, if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

Section 5.02   Preservation of Information; Communications to Holders.

(a)           The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 5.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

(b)           If three or more Holders (hereinafter referred to as “applicants”) apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a CVI for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the CVIs and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application at its election, either

(1)           afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 5.02(a), or

(2)           inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 5.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 5.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

(c)           Every Holder of CVIs, by receiving and holding the same, agrees with the Partnership and the Trustee that neither the Partnership nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 5.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 5.02(b).

Section 5.03   Reports by Trustee.

(a)           Within 60 days after July 15 of each year commencing with the July 15 occurring after the initial issuance of CVIs hereunder, the Trustee shall transmit by mail to the Holders of CVIs, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, and to the Partnership a brief report dated as of such July 15 which satisfies the requirements of Section 313(a) of the Trust Indenture Act.

Section 5.04   Reports by Partnership.

The Partnership shall deliver to the Trustee within 15 days after it files them with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Partnership is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. The Partnership also shall comply with the other provisions of Section 314(a) of the Trust Indenture Act.

The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Partnership pursuant to this Agreement as may be required by rules and regulations prescribed from time to time by the Commission. The Partnership and the Trustee will be deemed to have delivered the information, documents and reports required to be delivered under this Section 5.04 if the Partnership has filed such information, document, or report with the Commission via the EDGAR filing system and such information, document or report is publicly available.

ARTICLE SIX

AMENDMENTS

Section 6.01   Amendments Without Consent of Holders.

Without the consent of any Holders, the Partnership, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more amendments hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a)           to convey, transfer, assign, mortgage or pledge to the Trustee as security for the CVIs any property or assets; or

(b)           to evidence the succession of another Person to the Partnership, and the assumption by any such successor of the covenants of the Partnership herein and in the CVIs; or

(c)           to add to the covenants of the Partnership such further covenants, restrictions, conditions or provisions as the Board of Directors and the Trustee shall consider to be for the protection of the Holders of CVIs, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Agreement as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority of the Outstanding CVIs to waive such an Event of Default; or

(d)           to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights under the Agreement of any Holder; or

(e)           to cure any ambiguity, omission, mistake, defect or inconsistency; or

(f)            to make any other provisions with respect to matters or questions arising under this Agreement; provided that any such other provisions shall not adversely affect the interests of the Holders; or

(g)           to comply with the requirements of the Commission in order to effect or maintain the qualification of the Agreement under the TIA.

Section 6.02   Amendments with Consent of Holders.

With the consent of the Holders of not less than a majority of the Outstanding CVIs, by Act of said Holders delivered to the Partnership and the Trustee, the Partnership, when authorized by a Board Resolution, and the Trustee may enter into one or more amendments hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders under this Agreement; provided, however, that no such amendment shall, without the consent of the Holder of each Outstanding CVI affected thereby:

(a)           modify the definition of Aggregate Unit Cap, Automatic Extinguishment Event, Averaging Period, CVI Consideration, Common Unit Value, Default Amount, Default Interest Rate, Default Payment Date, Default VWAP Price, Distribution Amount, Extinguishment Price, Floor Price, Maturity Date, Strike Price or Unit Cap or modify Section 3.01(f) in each case in a manner adverse to such Holder or otherwise extend the maturity of the CVIs or reduce the amounts deliverable in respect of the CVIs;

(b)           reduce the amount of the Outstanding CVIs, the consent of whose Holders is required for any such amendment; or

(c)           modify any of the provisions of this Section, except to increase any such percentage or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Holder of each CVI affected thereby.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Partnership and the Trustee of any amendment pursuant to the provisions of this Section, the Partnership shall mail a notice thereof by first class mail to the Holders of CVIs at their addresses as they shall appear on the Security Register, setting forth in general terms the substance of such amendment. Any failure of the Partnership to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

Section 6.03   Execution of Amendments.

In executing any amendment permitted by this Article, the Trustee shall be entitled to receive, and (subject to Section 4.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s own rights, duties or immunities under this Agreement or otherwise.

Section 6.04   Effect of Amendments.

Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of CVIs theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 6.05   Conformity with Trust Indenture Act.

Every amendment executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 6.06   Reference in CVIs to Amendments.

CVIs authenticated and delivered after the execution of any amendment pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Partnership shall so determine, new CVIs so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such amendment may be prepared and executed by the Partnership and authenticated and delivered by the Trustee in exchange for Outstanding CVIs.

ARTICLE SEVEN

COVENANTS

Section 7.01   Payment of Amounts, if Any, to Holders.

The Partnership shall duly and punctually pay the amounts, if any, and issue the Partnership Common Units, if any, in the manner provided for in Section 3.01(c) and Section 3.07 on the CVIs in accordance with the terms of the CVIs and this Agreement.

Section 7.02   Maintenance of Office or Agency.

As long as any of the CVIs remain Outstanding, the Partnership shall maintain in the Borough of Manhattan, The City of New York, an office or agency where CVIs may be presented or surrendered for payment. The Partnership also will maintain in the Borough of Manhattan, The City of New York, an office or agency (i) where CVIs may be surrendered for registration of transfer or exchange and (ii) where notices and demands to or upon the Partnership in respect of the CVIs and this Agreement may be served. The Partnership hereby initially designates the office of the Trustee at                                as the office or agency of the Partnership

where CVIs may be presented for payment, and the Corporate Trust Office as the office or agency where CVIs may be surrendered for registration of transfer or exchange and where such notices or demands may be served, in each case, unless the Partnership shall designate and maintain some other office or agency for one or more of such purposes. The Partnership shall give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Partnership shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Partnership hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Partnership may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the CVIs may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Partnership of its obligations as set forth in the preceding paragraph. The Partnership shall give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

Section 7.03    CVI Consideration or Default Amount to Be Held in Trust.

If the Partnership shall at any time act as its own Paying Agent, it shall, on or before the Maturity Date or the Default Payment Date, as the case may be, segregate and hold in trust for the benefit of the Persons entitled thereto an amount of cash, if any, and a number of Partnership Common Units, if any, sufficient to deliver the CVI Consideration, if any, or the Default Amount, if any, as the case may be, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

Whenever the Partnership shall have one or more Paying Agents for the CVIs, it shall, on or before the Maturity Date or the Default Payment Date, as the case may be, deposit with a Paying Agent an amount in cash in same day funds and/or a number of Partnership Common Units sufficient to deliver the CVI Consideration, if any, so becoming due, such cash and Partnership Common Units to be held in trust for the benefit of the Persons entitled to such amount, and (unless such Paying Agent is the Trustee) the Partnership shall promptly notify the Trustee of such action or any failure so to act.

The Partnership shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that (A) such Paying Agent will hold all sums held by it for the delivery of any consideration deliverable on CVIs in trust for the benefit of the Persons entitled thereto until such sums shall be delivered to such Persons or otherwise disposed of as herein provided and (B) that it shall give the Trustee notice of any failure by the Partnership (or by any other obligor on the CVIs) to deliver any such consideration on the CVIs when the same shall be due and payable.

Any cash or Partnership Common Units deposited with the Trustee or any Paying Agent, or then held by the Partnership, in trust for the delivery of the consideration on any CVI and remaining unclaimed for one year after the Maturity Date or the Default Payment Date, as the case may be, shall be paid to the Partnership on Partnership Request, or (if then held by the Partnership) shall be discharged from such trust; and the Holder of such CVI shall thereafter, as an unsecured general creditor, look only to the Partnership for delivery thereof and all liability of the Trustee or such Paying Agent with respect to such trust money or Partnership Common Units shall thereupon cease.

Section 7.04   Certain Purchases and Sales.

The Partnership shall not, and shall not permit any of its Affiliates to, (i) purchase any Partnership Common Units in open market transactions, privately negotiated transactions or otherwise or (ii) enter into any derivative or similar transaction that has the effect of providing such person with any of the economic consequences of ownership of Purchaser Common Units or that is otherwise designed or structured for the purpose of avoiding the provisions of this Section 7.04, in each case on any day during the period commencing 10 trading days before the Averaging Period and ending on the last day of the Averaging Period (the “Prohibited Period”), except with respect to (A) employee benefit plans and other incentive compensation arrangements, (B) transactions contemplated by the Exchange Agreement, dated                       , among the Partnership, KKR Management Holdings L.P., KKR Fund Holdings L.P. and KKR Holdings L.P, as such agreement may be amended or restated from time to time, (C) transactions involving the matters referred to in clauses (i) and (ii) (1) by an entity in which the Partnership or any of its Affiliates has an equity interest but no discretion over the investment decisions made by such entity and (2) transactions in broad-based indices, or managed funds or vehicles whose investment strategies require them to track such indices, that include the Partnership Common Units.

In addition, the Partnership shall not, and shall not permit any of its Affiliates to, cause any portfolio company of any investment fund or investment vehicle that is from time-to-time managed, sponsored or otherwise advised by the Partnership and/or one or more of its Affiliates to take any action that the Partnership would be prohibited from taking under this Section 7.04.

On or prior to the Issue Date, the Partnership shall adopt policies and procedures reasonably designed to ensure compliance with this Section 7.04, which policies and procedures shall be approved by the Board of Directors.

Section 7.05   Written Statement to Trustee.

The Partnership shall deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Partnership’s compliance with all conditions and covenants under this Agreement. For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice under this Agreement.

ARTICLE EIGHT

REMEDIES OF THE TRUSTEE AND HOLDERS
ON EVENT OF DEFAULT

Section 8.01   Event of Default Defined; Acceleration of Maturity; Waiver of Default.

“Event of Default”, with respect to CVIs, means any of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)           material default in the performance, or material breach, of any covenant or warranty of the Partnership relating to the CVIs (other than Section 5.04), and continuance of such material default or material breach for a period of 60 days after there has been given, by registered or certified mail, to the Partnership by the Trustee or to the Partnership and the Trustee by the Holders of at least 25% of the CVIs then Outstanding, a written notice specifying such material default or material breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;

(b)           a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Partnership in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Partnership or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(c)           the Partnership shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Partnership or for any substantial part of its property, or make any general assignment for the benefit of creditors.

If at any time an Event of Default occurs and is continuing, either the Trustee or the Holders holding an aggregate of at least 25% of the CVIs then Outstanding, by notice to the Partnership (and to the Trustee if given by the Holders), may declare the CVIs due and payable immediately, and upon such declaration, the Partnership shall deliver to the Holder for each CVI held by the Holder the Default Amount with interest at the Default Interest Rate from the Default Payment Date through the date payment is duly provided for.  The Default Amount and the related interest shall be satisfied by delivery by the Partnership of a number of Partnership Common Units having a value equal to the Default Amount and the related interest, provided, however, that the Partnership shall deliver cash to satisfy its obligation to deliver the Default Amount and related interest instead of Partnership Common Units if (x) the Partnership receives cash directly indirectly through its subsidiaries from the Group Partnerships on or prior to the date of payment of the Default Amount in an amount adequate to satisfy delivery of the Default Amount in cash, or (y) at the time of issuance thereof, such Partnership Common Units would not be (A) duly authorized, validly issued, fully paid and non-assessable (other than as such non-assessability may be affected by Section 17-607 or Section 17-804 of the Delaware Revised Uniform Limited Partnership Act or the Limited Partnership Agreement of the Partnership), (B) issued in compliance with any preemptive rights or rights of first refusal, (C) authorized for listing on the New York Stock Exchange (or, if the Partnership Common Units are not then listed on the New York Stock Exchange, such other exchange on which Partnership Common Units are then listed), subject to official notice of issuance or (D) issued either in a transaction that satisfied the requirements of Section 3(a)(9) of the Securities Act or pursuant to an effective registration statement under the Securities Act, it being understood that the Partnership shall use its reasonable best efforts to effect the outcomes described in (A) through (D) above.  The Partnership Common Units issued in respect of the Default Amount and the related interest shall be valued (for purposes of calculating the number of Partnership Common Units to be issuable to Holders) at the Default VWAP Price.

The foregoing provisions, however, are subject to the condition that if, at any time after the CVIs shall have been so declared due and payable, and before any judgment or decree for the payment of the consideration due shall have been obtained or entered as hereinafter provided, the Partnership shall pay or shall deposit with the Trustee an amount of cash and/or number of Partnership Common Units sufficient to satisfy its obligation to deliver consideration owed in respect of CVIs which shall have become due otherwise than by acceleration (with interest upon such overdue amount at the Default Interest Rate to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under this Agreement, other than the nonpayment of the amounts which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority of all the CVIs then Outstanding, by written notice to the Partnership and to the Trustee, may waive all defaults with respect to the CVIs and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereof.

Section 8.02   Collection of Indebtedness by Trustee; Trustee May Prove Debt.

The Partnership covenants that in case default shall be made in the delivery of consideration owed in respect of all or any part of the CVIs when the same shall have become due and payable; whether at the Maturity Date, the Default Payment Date or otherwise, then upon demand of the Trustee, the Partnership will deliver to the Trustee (i) for the benefit of the Holders of the CVIs the whole amount, in cash or Partnership Common Units of the Partnership (at the option of the Partnership) that then shall have become due and payable on all CVIs (with interest from the date due and payable to the date of such payment upon the overdue amount at the Default Interest Rate); and (ii) such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith (for the avoidance of doubt, the amounts referred to in the clause (ii) shall be payable even in the event that the CVI Consideration or the Default Amount, as applicable, is equal to the CVI Consideration Cap or the Default Amount Cap, as applicable).

In case the Partnership shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Partnership or other obligor upon such CVIs and collect in the manner provided by law out of the property of the Partnership or other obligor upon such CVIs, wherever situated, the moneys adjudged or decreed to be payable.

In case there shall be pending proceedings relative to the Partnership or any other obligor upon the CVIs under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Partnership or its property or such other obligor, or in case of any other judicial proceedings relative to the Partnership or other obligor upon the CVIs, or to the creditors or property of the Partnership or such other obligor, the Trustee, irrespective of whether the principal of any CVIs shall then be due and payable as therein expressed or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

(a)           to file and prove a claim or claims for the whole amount owing and unpaid in respect of the CVIs, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Partnership or other obligor upon the CVIs, or to the creditors or property of the Partnership or such other obligor;

(b)           unless prohibited by applicable law and regulations, to vote on behalf of the Holders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

(c)           to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts receivable with respect to the claims of the Holders and of the Trustee on their behalf and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.06.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the CVIs or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

All rights of action and of asserting claims under this Agreement, or under any of the CVIs, may be enforced by the Trustee without the possession of any of the CVIs or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders.

In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Agreement to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders of such CVIs parties to any such proceedings.

Section 8.03   Application of Proceeds.

Any monies (including Partnership Common Units) collected by the Trustee pursuant to this Article in respect of any CVIs shall be applied in the following order at the date or dates fixed by the Trustee upon presentation of the several CVIs in respect of which monies (including Partnership Common Units) have been collected and stamping (or otherwise noting) thereon the payment in exchange for the presented CVIs if only partially paid or upon surrender thereof if fully paid:

FIRST: To the payment of costs and expenses in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.06;

SECOND: To the payment of the whole amount then owing and unpaid upon all the CVIs, with interest at the Default Interest Rate on all such amounts, and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the CVIs, then to the payment of such amounts without preference or priority of any CVI over any other CVI, ratably to the aggregate of such amounts due and payable; and

THIRD: To the payment of the remainder, if any, to the Partnership or any other person lawfully entitled thereto, including as a result of a breach of this Agreement.

Section 8.04   Suits for Enforcement.

In case an Event of Default or any other breach of this Agreement has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Agreement by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right vested in the Trustee by this Agreement or by law.

Section 8.05   Restoration of Rights on Abandonment of Proceedings.

In case the Trustee shall have proceeded to enforce any right under this Agreement and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Partnership and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Partnership, the Trustee and the Holders shall continue as though no such proceedings had been taken.

Section 8.06   Limitations on Suits by Holders.

No Holder of any CVI shall have any right by virtue or by availing itself of any provision of this Agreement to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Agreement, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof as hereinbefore provided, and unless also the Holders of not less than 25% of the CVIs then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 8.09; it being understood and intended, and being expressly covenanted by the taker and Holder of every CVI with every other taker and Holder and the Trustee, that no one or more Holders of CVIs shall have any right in any manner whatever by virtue or by availing itself or themselves of any provision of this Agreement to effect, disturb or prejudice the rights of any other such Holder of CVIs, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of CVIs. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.07   Unconditional Right of Holders to Institute Certain Suits.

Notwithstanding any other provision in this Agreement and any provision of any CVI, the right of any Holder of any CVI to receive payment of the amounts payable in respect of such CVI on or after the respective due dates expressed in such CVI, or to institute suit for the enforcement of any such payment on or after such respective dates or the enforcement of any of the other provisions hereof, shall not be impaired or affected without the consent of such Holder.

Section 8.08   Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.

Except as provided in Section 8.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

No delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Event of Default or any other breach of the provisions hereunder occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 8.06, every power and remedy given by this Agreement or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

Section 8.09   Control by Holders.

The Holders of a majority of the CVIs at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the CVIs by this Agreement; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Agreement; and provided further that (subject to the provisions of Section 4.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the CVIs not joining in the giving of said direction, it being understood that (subject to Section 4.01) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

Nothing in this Agreement shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Holders.

Section 8.10   Waiver of Past Defaults.

Prior to the declaration of the acceleration of the maturity of the CVIs as provided in Section 8.01, in the case of a default or an Event of Default specified in clause (a), (b) or (c) of Section 8.01, the Holders of a majority of all the CVIs then Outstanding may waive any such default or Event of Default, and its consequences, except a default in respect of a covenant or provisions hereof which cannot be modified or amended without the consent of the Holder of each CVI affected. In the case of any such waiver, the Partnership, the Trustee and the Holders of the CVIs shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 8.11   Trustee to Give Notice of Default, but May Withhold in Certain Circumstances.

The Trustee shall transmit to the Holders, as the names and addresses of such Holders appear on the Security Register, notice by mail of all defaults which have occurred, such notice to be transmitted within 45 days after the occurrence thereof unless such defaults shall have been cured before the giving of such notice (the term “default” or “defaults” for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the amounts payable in respect of any of the CVIs, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

Section 8.12   Right of Court to Require Filing of Undertaking to Pay Costs.

All parties to this Agreement agree, and each Holder of any CVI by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith or the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% of the CVIs Outstanding or to any suit instituted by any Holder for the enforcement of the payment of any CVI on or after the due date expressed in such CVI.

ARTICLE NINE

CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 9.01   Partnership May Consolidate, Etc.

The Partnership shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

(1)           in case the Partnership shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Partnership is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Partnership substantially as an entirety (the “Surviving Person”) shall be a corporation, limited liability company, statutory trust or association, real east investment trust, unincorporated business, including a partnership (whether general or limited (including a limited liability partnership or a limited liability limited partnership)) formed under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume payment of amounts on all the CVIs and the performance of every covenant of this Agreement on the part of the Partnership to be performed or observed;

(2)           immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Surviving Person, the Partnership or any Subsidiary as a result of such transaction as having been incurred by the Surviving Person, the Partnership or such Subsidiary at the time of such transaction, no Event of Default shall have happened and be continuing; and

(3)           the Partnership has delivered to the Trustee an Officer’s Certificate, stating that such consolidation, merger, conveyance, transfer or lease complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 9.02   Successor Substituted.

Upon any consolidation of or merger by the Partnership with or into any other Person, or any conveyance, transfer or lease of the properties and assets substantially as an entirety to any Person in accordance with Section 9.01, the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, the Partnership under this Agreement with the same effect as if the Surviving Person had been named as the Partnership herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Agreement and the CVIs.

Section 9.03   Opinion of Counsel to Trustee.

The Trustee, subject to the provisions of Sections 4.01 and 4.02, may receive an Opinion of Counsel, prepared in accordance with Sections 1.03 and 1.04, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Agreement.

ARTICLE TEN

DISCHARGE OF AGREEMENT

Section 10.01   Discharge of Liability on CVIs.

When (i) the Partnership delivers to the Trustee all outstanding CVIs (other than CVIs replaced pursuant to Section 3.06) for cancellation, (ii) all outstanding CVIs have become due and payable and either (A) the Partnership irrevocably deposits with the Trustee or the Paying Agent (if the Paying Agent is not the Partnership or any of its Affiliates) cash and/or Partnership Common Units sufficient to deliver all consideration, if any, due and owing on all outstanding CVIs (other than CVIs replaced pursuant to Section 3.06 or CVIs held by the Partnership or any Affiliate thereof) or (B) no amounts are due and owing on any CVI, or (iii) an Automatic Extinguishment Event shall have occurred and if in all cases the Partnership delivers any other sums payable hereunder by the Partnership, then this Agreement shall, subject to Section 4.06, cease to be of further effect; provided that the Partnership shall not be relieved or released from any liabilities or damages arising out of its breach of Section 7.04. The Trustee shall join in the execution of a document prepared by the Partnership acknowledging satisfaction and discharge of this Agreement on demand of the Partnership accompanied by an Officer’s Certificate and Opinion of Counsel and at the cost and expense of the Partnership.

*   *   *   *   *   *   *

This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

KKR & CO. L.P.

		By:	KKR Management LLC, its general partner

By:
Title:

Attest:
Title:

[TRUSTEE]

By:
Title:

Attest:
Title: